 Exhibit 10.5

FOURTH LOAN MODIFICATION AGREEMENT
(Loan No. 9117000148)

This Loan Modification Agreement (the “Fourth Modification”) is made and entered as of August 12, 2009, between CALIFORNIA BANK & TRUST, a California banking corporation (“Bank”); ICON INCOME FUND EIGHT B L.P.; ICON INCOME FUND NINE, LLC; ICON INCOME FUND TEN, LLC; and ICON LEASING FUND ELEVEN, LLC (separately and collectively “Original Borrower”), and ICON LEASING FUND TWELVE, LLC (“First Added Borrower”) and ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P. (“Second Added Borrower”).  As used herein the term “Borrower” means, separately and collectively, the First Added Borrower, the Second Added Borrower, and the Original Borrower.

RECITALS

A.           Pursuant to the terms of a Commercial Loan Agreement (the "Loan Agreement") between Bank and Original Borrower, dated as of August 31, 2005, Bank agreed to make a revolving line of credit in the principal sum of $17,000,000 (the “Line of Credit”) available to Original Borrower.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement, as amended.

B.           The Line of Credit was evidenced by a promissory note (the “Note”) of even date with the Loan Agreement, executed by Original Borrower in favor of Bank.

C.           Original Borrower's indebtedness under the Loan Agreement was secured by assets of Original Borrower under a separate Security Agreement, dated August 31, 2005 (the “Security Agreement” executed by each entity comprising Original Borrower).

D.           Under the terms of a Loan Modification Agreement, dated as of December 26, 2006, executed by Original Borrower and Bank (the “First Modification”), the Loan Agreement was amended.

E.           Under a further Loan Modification Agreement, dated June 20, 2007, executed by Original Borrower, First Added Borrower, and Bank (the “Second Modification”), among other things, First Added Borrower became a Borrower under the Loan Agreement and became a party to the Security Agreement, Alternative Dispute Resolution Agreement, Designation of Deposit Accounts and Contribution Agreement which had previously been executed by Original Borrower.  By the Second Modification, an amended note (the “Amended Note”) replaced the Note and there were amendments to a financial reporting covenant under the Loan Agreement.

F.           Under a further Loan Modification Agreement, dated May 1, 2008, executed by Original Borrower, First Added Borrower, and Bank (the “Third Modification”), among other things, the Line of Credit Expiration Date was extended, the Line of Credit Limit was increased to $30,000,000.00, and financial covenants were adjusted. The Amended Note was replaced by a Second Amended Note (“Second Amended Note”) of the same date as the Third Modification.

G.           In response to Borrower's request and in reliance upon Borrower's representations made to Bank in support thereof, Bank has agreed to modify the terms of the Loan Agreement as set forth in this Fourth Modification.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1. Adoption of Recitals.  Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Acknowledgment of Debt.  Borrower acknowledges that, to the best of Borrower’s knowledge, there are no claims, demands, offsets or defenses at law or in equity that would defeat or diminish Bank's present and unconditional right to collect the indebtedness evidenced by the Amended Note and to proceed to enforce the rights and remedies available to Bank as provided in the Second Amended Note, Loan Agreement, Security Agreement, or any other instrument, agreement, or document given in connection with the Line of Credit (collectively the “Loan Documents”) or by law.  Until the Line of Credit is paid in full, interest and other charges shall continue to accrue and shall be due and owing.

3. Representations and Warranties.  Borrower hereby represents and warrants that no material default exists under the Line of Credit and no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Loan Documents that could reasonably be expected to have a Material Adverse Change, and all representations and warranties of Borrower in this Fourth Modification and the other Loan Documents are true and correct in all material respects as of the date of this Fourth Modification (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) and shall survive the execution of this  Fourth Modification.

4. Modification of Loan Documents.  The Loan Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a)    Section 1.1 of the Loan Agreement, entitled "Definitions" is modified by deleting the definition of “Borrower” and replacing it with the following:

“Borrower” shall mean ICON Income Fund Eight B L.P.; ICON Income Fund Nine, LLC; ICON Income Fund Ten, LLC; ICON Leasing Fund Eleven, LLC; ICON Leasing Fund Twelve, LLC; and ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P., separately and collectively.

(b)    Section 1.1 of the Loan Agreement, entitled “Definitions” is modified as follows:

(i) By deleting the definition of “Line of Credit Expiration Date” and replacing it in its entirety with the following:

“Line of Credit Expiration Date” shall mean June 30, 2011, unless extended pursuant to Section 2.1.a.

(c)    Section 1.1 of the Loan Agreement, entitled "Definitions" is modified by deleting the definition of “Borrower” and replacing it with the following:

“Borrower” shall mean ICON Income Fund Eight B L.P.; ICON Income Fund Nine, LLC; ICON Income Fund Ten, LLC; ICON Leasing Fund Eleven, LLC; ICON Leasing Fund Twelve, LLC; and ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P., separately and collectively.

(d)    Section 3.2 of the Loan Agreement, entitled “Interest Rate,” is modified by deleting subsection (a) thereof, entitled “Line of Credit Interest Rate,” and the first sentence of subsection (b) thereof, entitled “Line of Credit Optional Interest Rate,” and inserting in their place the following:

a.           Line of Credit Interest Rate.  Interest on advances on the Line of Credit shall accrue at the Prime Rate (P+0.00%) per annum in effect from time to time, but in no event shall interest accrue at less than four percent (4.00%) per annum (the “Regular Line of Credit Interest Rate”).  Any changes in the Regular Line of Credit Interest Rate resulting from a change in the Prime Rate shall take effect without notice at the time the Prime Rate is set.

b.           Line of Credit Optional Interest.  Instead of the Regular Line of Credit Interest Rate, Borrower may elect to have up to five (5) advances on the outstanding principal balance of the Line of Credit (each a “Line of Credit LIBO Rate Portion”) during the Line of Credit Availability Period bear interest at the LIBO Rate, as defined below, plus two and one-half percent (L+2.50%), but in no event shall interest accrue at less than four percent (4.00%) per annum (the “Optional Line of Credit Interest Rate”) during an interest rate period designated by Borrower (the “Line of Credit Applicable Interest Period”).

(e)    The first sentence of Section 3.5.c. of the Loan Agreement, entitled “Unused Commitment Fee,” is deleted and replaced in its entirety with the following:

For the Line of Credit, Borrower agrees to pay a fee (“Unused Commitment Fee”) equal to the product of one-half of one percent (0.50%) multiplied by the difference between Thirty Million Dollars ($30,000,000.00) and the amount of credit extended to Borrower, determined by the Average Loan Balance, as defined below, maintained during the Line of Credit Availability Period.

(f)      Section 8.4 of the Loan Agreement, entitled “Minimum Debt Service Coverage Ratio,” is deleted and replaced in its entirety with the following:

Minimum Debt Service Coverage Ratio.  To maintain as of the end of each fiscal quarter based on the combined financial results as reported on SEC Form 10-Q or 10-K, as applicable, of each entity comprising Borrower, a Debt Service Coverage Ratio of not less than 3.00 to 1.00 on a rolling four quarter basis.

(g)     Section 8.5 of the Loan Agreement, entitled “Tangible Net Worth,” is deleted and replaced in its entirety with the following:

Tangible Net Worth.  To maintain as of the end of each fiscal quarter, based on the financial results of each Borrower as reported on SEC Form 10-Q or 10-K, as applicable, of each entity comprising Borrower, a combined Tangible Net Worth of not less than Five Hundred Million Dollars ($500,000,000.00)

(h)     Section 8.7 of the Loan Agreement, entitled “Minimum Liquidity,” is deleted and replaced in its entirety with the following:

Minimum Liquidity.  To maintain, as of the end of each fiscal quarter, based on the combined financial results as reported on the SEC Form 10-Q or 10-K, as applicable, of each Borrower, Liquidity of at least Twenty Million Dollars ($20,000,000.00).

(i)      The Second Amended Note is superseded and replaced by the Third Amended Note, described below, and all references in the Loan Documents to “Note” shall mean and refer to the Third Amended Note.

(j)      The Security Agreement, as previously amended, is further amended so that the term “Grantor” as used therein means and refers to First Added Borrower, Second Added Borrower and each entity comprising Original Borrower, separately and collectively.

(k)   The Designation of Deposit Accounts, dated August 31, 2005, entered by Original Borrower, as previously amended, is further modified to add the following deposit account at Bank as one of Borrower’s “Designated Accounts”:

ICON Equipment and Corporate
Infrastructure Fund Fourteen, L.P.     1170092381

(l)      The Alternative Dispute Resolution Agreement, dated August 31, 2005, entered by Original Borrower and Bank, as previously amended, is further modified to add Second Added Borrower among the “Obligors” as that term is defined therein.

(m)   The Contribution Agreement, dated August 31, 2005, entered by Original Borrower, as previously amended, is further modified to add Second Added Borrower among the “ICON Funds” as that term is defined therein.

(n)   Second Added Borrower assumes the obligations of Original Borrower and First Added Borrower under the Loan Documents and Contribution Agreement, as they may have been previously modified and as further modified or superseded hereby, and agrees to be bound by terms of the those Loan Documents and the Contribution Agreement as if Second Added Borrower had executed the same and any the prior amendments thereto.

(o)   The form of the Second Amended Notice of Borrowing and Second Amended Compliance Certificate shall be replaced by the Third Amended Notice of Borrowing and Third Amended Compliance Certificate appended hereto.

(p)   Upon the effectiveness of this Fourth Modification, the Loan Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Original Borrower, First Added Borrower and Second Added Borrower of all obligations under the Line of Credit, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

(q)   The form of the Second Amended Compliance Certificate shall be replaced by the Third Amended Compliance Certificate appended hereto.

5. Conditions Precedent.  This Modification shall only be effective upon Borrower’s completion of the following conditions precedent to Bank’s satisfaction.

(a)   Execution and delivery by Borrower of this Fourth Modification and the Third Amended Note in form satisfactory to Bank;

(b)   Bank shall file and is authorized to file a UCC-1 Financing Statement identifying Second Added Borrower as “Debtor” in form satisfactory to the Bank with the Delaware Secretary of State;

(c)   Execution and delivery to Bank of Corporate Resolutions for Borrowing by Limited Liability Companies and Limited Partnerships in form satisfactory to Bank;

(d)   Execution and delivery to Bank of a Certificate of Limited Partnership and Authorization to Sign on behalf of Second Added Borrower;

(e)   Payment of an extension fee of $150,000.00

(f)      Such other documents or instruments as Bank shall reasonably require;

(g)   After giving effect to this Modification, the absence of any Event of Default under the Loan Agreement except as may be expressly waived in writing by Bank; and

(h)   Payment of Bank's reasonable attorneys fees incurred in preparation of this Modification and related documents.

6. Governing Law.  This Fourth Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation.  No provision of this Fourth Modification is to be interpreted for or against either Borrower or Bank because that party, or that party's representative, drafted such provision.

8. Full Force and Effect.  Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.  Upon and after the effectiveness of this Fourth Modification, each reference in the Loan Agreement and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, and each reference in the other Loan Documents to “Loan Agreement”, “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, shall mean and be a reference to the Loan Agreement or Security Agreement, as applicable, as modified hereby.

9. Reaffirmation.  Except as specifically modified by this Fourth Modification, Borrower hereby acknowledges, reaffirms and confirms its obligations under the Loan Documents.

10. Entire Agreement.  This Fourth Modification and the Loan Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties.  If there is any conflict between this Fourth Modification and any documents referred to herein, this Fourth Modification shall prevail.  No amendment of this Fourth Modification shall be valid unless it is in writing and is signed by the parties to this Fourth Modification.

11. Counterparts. This Fourth Modification may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Fourth Modification by facsimile shall be effective as delivery of a manually executed counterpart of this Fourth Modification.

12. IN WITNESS WHEREOF, the parties have executed this Fourth Modification as of the day and year first above written.

SIGNATURES APPEAR ON THE FOLLOWING PAGES

ICON INCOME FUND EIGHT B L.P., a Delaware limited partnership By: ICON CAPITAL CORP., its general partner By: /s/ Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer	CALIFORNIA BANK & TRUST, a California banking corporation By: /s/ J. Michael Sullivan Name: J. Michael Sullivan Title: Vice President and Relationship Manager
Address where notices are to be sent:

ICON INCOME FUND EIGHT B L.P.
c/o ICON Capital Corp., its general partner
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co-President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

ICON INCOME FUND NINE, LLC,
a Delaware limited liability company
By:           ICON CAPITAL CORP., its manager

By:        /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Address where notices are to be sent:

ICON INCOME FUND NINE, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co-President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

Address where notices are to be sent: South Bay Commercial Banking 1690 South El Camino Real San Mateo, CA 94402

ICON INCOME FUND TEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/ Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer	ICON LEASING FUND ELEVEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/ Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer
Address where notices are to be sent:

ICON INCOME FUND TEN, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

Address where notices are to be sent:

ICON LEASING FUND ELEVEN, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

ICON LEASING FUND TWELVE, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/ Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer
ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P., a Delaware limited partnership
By:           ICON GP 14, LLC, its general partner

By:       /s/ Michael A. Reisner
Michael A. Reisner
     Co-President and Co-Chief Executive Officer

Address where notices are to be sent:

ICON LEASING FUND TWELVE, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

Address where notices are to be sent:

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P.
c/o ICON GP 14, LLC, its general partner
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Michael A. Reisner
                  Co President and Co-Chief Executive Officer
Facsimile No.:  (212) 418-4739

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